Exhibit 10.1


                                    L E A S E
                                    ---------


     THIS LEASE (the "Lease"), made and entered into this day of July 8, 2005 (the "Effective Date"), by and between CURTIS INVESTORS LTD., an Ohio limited liability company, hereinafter called "Lessor," and INNOVEX INC., a Minnesota corporation, hereinafter called "Lessee."

                              W I T N E S S E T H:
                                    ARTICLE I
                                    ---------
                                DEMISED PREMISES
                                ----------------

     That said Lessor, in consideration of the rents, covenants, and conditions hereinafter named to be paid, performed, and kept by the said Lessee, and in consideration of the fulfillment of each and all of the said covenants and conditions by said Lessee at the time and in the manner herein specified, does hereby rent and lease unto Lessee the following described premises (hereinafter referred to as the "Demised Premises") in the 104,094 square foot office/warehouse building located at 34929 Curtis Boulevard, Eastlake, Ohio (hereinafter referred to as the "Building"):

     (i) During the period from the Commencement Date, as hereinafter defined, through the last day of the 36th full calendar month of the term hereof, approximately 53,280 square feet of space, which includes approximately 1,200 square feet on the basement level (the "Basement Space") and approximately 52,080 square feet on the first floor, as shown on Exhibit A attached hereto and made a part hereof; and

     (ii) From the first day of the 37th full calendar month of the term hereof through the Expiration Date, approximately 51,420 square feet of space, which includes the Basement Space and approximately 50,220 square feet on the first floor, as shown on Exhibit A; provided that Lessee shall, on or before the last day of the 36th full calendar month of the term hereof, surrender and deliver to Lessor, in accordance with the provisions of Article VI, Section 6 of this Lease, approximately 1,860 square feet of laboratory space identified as the "Innovex Recapture Space" on Exhibit A. In the event that Lessee fails to deliver the Innovex Recapture Space to Lessor in accordance with the terms of this Lease, the Demised Premises shall remain as described in subparagraph (i), above, throughout the entire term of this Lease.


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

                                   ARTICLE II
                                   ----------
                                      TERM
                                      ----

     TO HAVE AND TO HOLD said Demised Premises unto the Lessee for a period of approximately six (6) years commencing upon the date that Lessor acquires title to the property of which the Building forms a part (the "Commencement Date") and expiring on the last day of the seventy-second (72nd) full calendar month following the Commencement Date (the "Expiration Date"), unless sooner terminated as herein provided or renewed as provided in Article XIII ("Option to Renew").
     Upon determination of the Commencement Date, Lessor and Lessee shall confirm, in writing, the Commencement Date and the Expiration Date.

                                   ARTICLE III
                                   -----------
                        COVENANTS ON BEHALF OF THE LESSEE
                        ---------------------------------

     1. Base Rent. Lessee covenants and agrees that it will pay to Lessor at 6200 Rockside Woods Boulevard, Independence, Ohio 44l3l, or to such payee at such address as Lessor may from time to time designate by written notice to Lessee, annual base rent (the "Base Rent") as follows:

     (i) During the period from the Commencement Date through the last day of the 36th full calendar month following the Commencement Date, the sum of Two Hundred Sixty-Six Thousand Four Hundred and 00/100 Dollars ($266,400.00) per year (calculated at the rate of $5.00 per square foot per year), in equal monthly installments of Twenty-Two Thousand Two Hundred and 00/100 Dollars ($22,200.00), each; and

     (ii) During the period from the first day of the 37th full calendar month following the Commencement Date through the Expiration Date, the sum of Two Hundred Fifty-Seven Thousand One Hundred and 00/100 Dollars ($257,100.00) per year (calculated at the rate of $5.00 per square foot per year), payable in equal monthly installments of Twenty-One Thousand Four Hundred Twenty-Five and 00/100 ($21,425.00), each; provided, however, in the event that Lessee fails to deliver the Innovex Recapture Space to Lessor in accordance with the provisions of subparagraph (ii) of Article I, Lessee shall pay the Base Rent calculated in accordance with subparagraph (i), above, throughout the term of this Lease.


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

     All rent payable hereunder shall be paid, without offset, deduction, prior notice or demand, in legal tender of the United States, in equal monthly installments, in advance on the first day of each and every calendar month during the term hereof, and any renewals or extensions thereof. Any rent or other charges due hereunder not paid within ten (10) days after Lessee receives written notice from Lessor that such amount is or was due shall bear interest at the rate of eighteen percent (18%) per annum from the due date thereof until paid in full. In the event that the term of this Lease commences on other than the first day of a calendar month, the rental for such month shall be appropriately prorated.
     2. Rentable Area and Lessee's Pro Rata Share. The entire building for purposes of arriving at Lessee's proportionate rentable area shall be 104,094 square feet, which is all of the space in the Building, including areas rentable to Lessee and/or other tenants whether or not rented or occupied. The percentage of Lessee's proportionate share of said Demised Premises is agreed upon as being 51.2% for the period from the Commencement Date through the last day of the 36th full calendar month following the Commencement Date and 49.4% for the period from the first day of the 37th full calendar month following the Commencement Date through the Expiration Date; provided, however, in the event that Lessee fails to deliver the Innovex Recapture Space to Lessor in accordance with the provisions of subparagraph (ii) of Article I, Lessee's proportionate share shall remain 51.2% throughout the term of this Lease. In the event that additional space is acquired by Lessee during the term of this Lease, said agreed percentage shall be proportionately increased.
     3. Common Areas. Lessee and Lessee's agents, employees, and invitees shall have the right, in common with Lessor and Lessor's tenants, agents, employees, and invitees, to use the common areas of the Building, including the unassigned parking spaces, driveways, sidewalks, and all other public areas of the Building; subject, however, to applicable regulations and security measures. Lessee shall not obstruct or use for storage, or for any purpose other than ingress or egress, any of said sidewalks, driveways, parking areas, loading areas, entrances, exits, or other common areas. Lessor shall have the right to assign certain parking areas and spaces for the exclusive use of others; provided that not more than twenty percent (20%) of the parking spaces shall be assigned for the exclusive use of others at any given time.

     4. Real Estate Taxes and Insurance. During the term of this Lease, Lessee shall pay, in addition to the Base Rent, its pro rata share of real estate taxes and assessments as herein defined for each year of the term hereof. In addition, during the term of this Lease, Lessee shall pay as additional rent its pro rata share of commercial general liability insurance and an all risk property insurance policy on the Building and Demised Premises as herein defined.
     During any part of the term hereof which shall be less than a full calendar year, taxes, assessments, and insurance set forth hereinabove shall be prorated on the basis of a calendar year between the parties to the end that Lessee shall pay only that amount attributable to the portion of the calendar year occurring within the term of this Lease.
     The aforesaid sum to be paid by Lessee under this section shall be estimated by Lessor at or prior to commencement of each lease year. During the first lease year, Lessee shall pay to Lessor the amount of $4,173.60 each month on the first day of each month, which is Lessee's initial share of the projected real estate taxes and insurance. Lessor shall notify Lessee of such estimate and Lessee shall pay said estimate in equal monthly installments, each in advance, on the first day of each and every calendar month, together with Lessee's Base Rent, throughout the initial lease year. At the end of the lease year and when Lessor has calculated Lessee's pro rata share of taxes, assessments, and insurance, Lessor shall notify Lessee of such amount. Any deficiency in the payment by Lessee shall be paid by Lessee to Lessor upon receipt of the notice. Any surplus amount paid by Lessee during the preceding lease year shall be applied against the next monthly installment(s) of real estate taxes and insurance due.
     The term "real estate taxes" shall be deemed to mean taxes and assessments, special or otherwise, levied upon or with respect to the Building and the land upon which it is located, imposed by federal, state, or local governments, but shall not include income, franchise, capital stock, estate, or inheritance taxes.
     The term "insurance" shall be deemed to mean a commercial general liability policy and an all risk insurance policy on all buildings and all improvements, presently existing or hereafter erected on the property of which the Demised Premises forms a part, in an amount equal to the replacement cost thereof.


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

     Any such deficiency or surplus which occurs in the last year of the term of this Lease shall be determined by Lessor, and notice of such determination given to Lessee as soon as practicable following expiration or termination of this Lease, but in no event more than ninety (90) days after the end of the calendar year in which such deficiency or surplus occurs. In the event a surplus is determined to exist, Lessor shall deliver payment thereof to Lessee with said notice; in the event of a deficit, Lessee shall remit payment to Lessor upon receipt of said notice.
     5. Common Area Maintenance. During the term of this Lease, Lessee shall pay, in addition to the Base Rent, its pro rata share of operating costs, as hereinafter defined. During any part of the term hereof which shall be less than a full calendar year CAM Charges, as hereinafter defined, shall be pro rated on the basis of a calendar year between the parties to the end that Lessee shall pay only that amount attributable to the portion of the calendar year occurring within the term of this Lease.
     The aforesaid sum to be paid by Lessee under this section shall be estimated by Lessor at or prior to commencement of each lease year. During the first lease year, Lessee shall pay to Lessor the amount of $2,486.40 each month, which is Lessee's initial share of the projected CAM Charges. Lessor shall notify Lessee of such estimate and Lessee shall pay said estimate in equal monthly installments, each in advance on the first day of each and every calendar month, together with Lessee's Base Rent throughout the initial lease year. At the end of the lease year and when Lessor has calculated Lessee's pro rata share of CAM Charges, Lessor shall notify Lessee of such amount. Any deficiency in the payment by Lessee shall be paid by Lessee to Lessor upon receipt of notice. Any surplus amount paid by Lessee during the preceding lease year shall be applied against the next monthly installment(s) of CAM Charges due from Lessee.
     Any such deficiency or surplus which occurs in the last year of the term of this Lease shall be determined by Lessor, and notice of such determination given to Lessee as soon as practicable following expiration or termination of this Lease, but in no event more than ninety (90) days after the end of the calendar year in which such deficiency or surplus occurs. In the event a surplus is determined to exist, Lessor shall remit payment thereof to Lessee with said notice. In the event a deficiency is determined to exist, Lessee shall deliver payment thereof to Lessor upon receipt of said notice.

     For the purpose of this article the term "operating costs" is defined as the total cost and expense incurred in operating and maintaining the common areas and facilities ("CAM Charges") actually used or available for use by Lessee and the employees, agents, servants, customers, and other invitees of Lessee, including, without limitation, gardening and landscaping; maintenance and repair of all sidewalks, driveways, parking areas, landscaped areas, and other common areas, including, without limitation, snowplowing of all access roads, walkways, parking areas, and other exterior common areas; line painting; lighting; sanitary control; removal of snow; depreciation and personal property taxes on machinery and equipment used in such maintenance; insurance other than that included in Article III, Section 4; the cost of personnel to implement such services and to police the common area and facilities; and ten percent (10%) of all the foregoing costs to cover Lessor's administrative and overhead costs.
     To the extent not inconsistent with the foregoing, for the purpose of calculating CAM Charges, Operating Costs shall not include the following:

     (i) attorney's fees and other legal expenses incurred in connection with the negotiation of leases or the resolution of disputes with other tenants or prospective tenants of the Building;
     (ii) interest on debt or amortization payments on any mortgage and rental under any ground lease;
     (iii) costs that under generally accepted accounting principles, consistently applied, are capitalized except to the extent such costs are (x) amortized in accordance with generally accepted accounting principles or Internal Revenue Service regulations, (y) made to reduce operating expenses, or (z) necessary due to governmental requirements;
     (iv) items and services that Lessee is expressly required to pay to third persons under this Lease;
     (v) costs incurred in leasing or procuring new tenants for the Building, including advertising, marketing, and other promotional activity specifically and primarily designed for marketing space in the Building, but excluding amenities for the common benefit of tenants of the Building;

     (vi) any bad debt expense or bad debt reserve;
     (vii) amounts paid to persons or entities affiliated with, controlled by, controlling, or under common control with Lessor to the extent such amounts are greater than would have been charged by an unaffiliated third party in an arms-length transaction;
     (viii) expenses incurred as a result of providing a special service in premises leased by another tenant of the Building;
     (ix) the cost of leasehold or tenant improvements made to tenants' spaces in the Building;
     (x) the cost of repairs or other work occasioned by fire, windstorm, or other casualty insured against by Lessor to the extent of insurance proceeds actually received by Lessor;
     (xi) fines or penalties assessed against Lessor as the result of the violation by Lessor of any applicable laws, ordinances, or regulations of governmental authorities; and
     (xii) costs incurred to clean up, remove, or otherwise remediate Hazardous Substances except to the extent caused, or permitted to occur, by Lessee, its officers, agents, employees, contractors, suppliers, customers, or other invitees.

     Lease Year Defined: The term "lease year" whenever used in this lease shall mean:
     (a) With respect to the first lease year the period from the Commencement Date through December 31, 2005, inclusive; and
     (b) With respect to each subsequent lease year, the twelve (12) full consecutive calendar months commencing on the first day of January and ending on and including the next following last day of each December.
     6. Right to Audit. Lessee shall have the right, at Lessee's sole cost and expense, upon not less than ten (10) days' prior written notice to Lessor, given within one hundred twenty (120) days after Lessee's receipt of Lessor's annual statement of the calculation of Lessee's pro rata share of taxes, assessments, insurance, and CAM Charges, to have Lessor's books and records that specifically pertain to the calculation of Lessee's pro rata share of taxes, assessments, insurance, and CAM Charges for the period reflected on the most recent annual statement audited during normal business hours at Lessor's principal place of business on a date mutually agreeable to Lessor and Lessee; provided, however, that Lessee shall have paid, when due, the amounts reflected on Lessor's annual statement.

                                   ARTICLE IV
                                   ----------
                              CONDITION OF PREMISES
                              ---------------------

     Lessee covenants and agrees to take and accept the Demised Premises in its "as is, where is, with all faults" condition at the commencement of the term hereof. Lessee hereby waives any and all claims against Lessor with respect to the condition of the Demised Premises existing on the Commencement Date.

                                    ARTICLE V
                                    ---------
                                  OTHER CHARGES
                                  -------------

     In addition to the rentals provided, Lessee covenants and agrees to pay:

     l. All excise taxes, license fees, and fees for permits and other privileges which may arise from its use and operation of the Demised Premises or the conduct of any business therein, and Lessee shall at all times save Lessor harmless from any liability therefor.

     2. Promptly when due and payable, all charges for light, heat, gas, fuel, power, and water furnished to or upon any part of the Demised Premises, and shall, at all times, save Lessor harmless from any charges, expenses, or liabilities arising therefrom or in connection therewith. Separate meters may, at Lessor's sole option and expense, be installed by Lessor to measure Lessee's consumption or use of utilities in or upon the Demised Premises. Until such time as Lessor may elect to install a separate meter or submeter to measure Lessee's consumption of any utility, Lessee shall pay to Lessor, monthly, an amount reasonably estimated by Lessor to reflect the total cost of Lessee's use of each unmetered utility service in proportion to the use of such service by all tenants occupying the Building. Upon receipt of each monthly statement for utility service not separately metered or submetered, Lessor shall calculate the difference between
          (i) the actual amount of the charges attributable to Lessor's estimate of Lessee's use of such service in proportion to the use of such service by all tenants occupying the Building and (ii) the estimated amount previously paid for such service by Lessee. Lessee shall (x) pay to Lessor, within ten (10) days of receipt of a statement therefor, the amount by which the amount calculated on the basis of the utility company statement exceeds the estimated amount paid or (y) receive the amount by which the estimated payment made exceeds the amount calculated on the basis of the utility company statement as a credit against the next monthly installment due for such utility service. At the time of vacating the Demised Premises, or any portion thereof, Lessee shall obtain final meter readings of all utility meters measuring consumption in the area vacated and shall promptly pay all final utility charges upon receipt of invoices from the utility companies. In addition, Lessee shall pay to Lessor, upon presentation of a statement therefor, the amount reasonably estimated by Lessor to be required to cover unpaid charges for utilities consumed in the vacated area that are not separately metered.

                                   ARTICLE VI
                                   ----------
                               USE AND MAINTENANCE
                               -------------------

     l. Use of Premises. Lessee shall use the Demised Premises exclusively for such manufacturing purposes as are employed on the Effective Date and ancillary office and warehouse purposes and shall not use the Demised Premises for any other purposes whatsoever. Lessee, at Lessee's sole cost and expense, shall obtain, and shall provide Lessor with copies of, all building permits, all use and occupancy permits, all licenses, and all other licenses, permits, notices, reports, applications, and other documentation required by applicable governmental authorities for the conduct of Lessee's business in the Demised Premises. It is understood that the Building will be occupied by other tenants, and, therefore, Lessee shall not conduct any new activity in the Demised Premises that may prove to be a nuisance from noise, smoke, dust, or odors or involve danger from fire or explosion or be a threat to health or safety.

     Lessee further covenants that it will, at all times, use the Demised Premises in a safe, careful, proper, and prudent manner, and that it will not violate any lawful statutes, ordinances, rules, orders, regulations, and requirements of the federal, state, county and city governments, and any and all of their departments and bureaus, and of The Board of Fire Underwriters affecting the Demised Premises and the use thereof, and the walks and driveways adjoining the same, and that it will not suffer or permit any unlawful use of, or any unlawful occupation, trade, or business to be conducted in or upon the Demised Premises. Lessee shall be solely responsible for ensuring that the Demised Premises, and Lessee's occupancy thereof, are at all times during the term hereof in compliance with the requirements of Title III of the Americans With Disabilities Act of 1990, as amended.
     Without in any way limiting the generality or applicability of any of the other terms, covenants, or conditions of this Lease, Lessee expressly covenants and agrees that:

          (a) Lessee will not cause or permit to occur (i) any material violation of any federal, state, or local law, ordinance, or regulation, now or hereafter enacted, related to Hazardous Substances (as hereinafter defined) on, under, or about the Demised Premises (ii) the use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substances on, under, or about the Demised Premises in violation of applicable federal or state laws, or (iii) the transportation to or from the Demised Premises of any Hazardous Substances in violation of applicable federal or state laws.
          (b) Lessee shall, at Lessee's sole cost and expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances (the "Laws") with respect to Lessee's business operations in the Demised Premises. If any deposit, spill, discharge, or other release of Hazardous Substances at, upon, or from the Demised Premises shall arise, at any time, from Lessee's use and occupancy of the Demised Premises, or should any governmental authority ("Authority") demand that an investigation and/or cleanup plan be prepared and that an investigation and/or cleanup be undertaken because of Lessee's business operations in the Demised Premises, Lessee shall, at Lessee's own cost and expense, (i) prepare and submit any required plan and all related bonds and other financial assurances,(ii) promptly clean up, remove, and dispose of the material causing the violation in compliance with all applicable governmental standards, laws, rules, and regulations, and (iii) promptly repair any damage to the Demised Premises or the Building arising from or related to such contamination or cleanup. In the event a release of Hazardous Substances occurs that does not result in a requirement from an Authority to investigate or cleanup the Demised Premises, Lessee shall conduct an investigation in accordance with industry acceptable practices to ascertain whether the release resulted in any chemicals of concern being present in the soil, groundwater, or other potentially affected environmental media at concentrations above the Ohio Voluntary Action Program (VAP) rules, as set forth in Ohio Administrative Code rule 3745-300-08 for protection of commercial and industrial land use categories (including construction and excavation activities and guidance for protection of indoor air and ground water). Lessee shall perform such investigation and cleanup at Lessee's own cost and expense, as stated above. All samples of environmental media must be analyzed by an Ohio-certified laboratory. Lessee shall provide Lessor with reasonable advance notice of its method, time, and procedure for any investigation, cleanup, and/or removal of toxic or hazardous materials under this provision; and Lessor shall have the right to require reasonable changes in such method, time, or procedure or to require the same to be done after business hours or when the Building is otherwise closed (i.e., legal holidays).
          (c) Lessee shall not make any material changes to the use of the Demised Premises, Lessee's operations or manufacturing processes, or otherwise to the conduct of Lessee's business that would in any manner change (other than to reduce or eliminate) the nature, character, composition, or concentration of any Hazardous Substance without first obtaining Lessor's prior written consent, which consent may be granted or withheld in Lessor's sole and absolute discretion.
          (d) The term "Hazardous Substances", as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated byphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.


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

     Lessee shall indemnify Lessor from and against any breach of Lessee's obligations under this Article VI, Section 1, and shall defend (by counsel acceptable to Lessor) and hold Lessor harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, and losses (including, without limitation, diminution in value of the Building, the surrounding land, and the Demised Premises [collectively, the "Project"], the loss or restriction on use of space or of any amenity in the Project, and sums paid in settlement of claims, reasonable attorneys' fees, reasonable consultants' fees, and reasonable experts' fees) that arise during or after the term of this Lease as a result of such breach. This indemnification includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial action, or restoration work required by any governmental agency or political subdivision because of Hazardous Substances present in, on, or under the Project as a result of any act or omission of Lessee or Lessee's breach of its obligations under this Article VI, Section 1.
     Lessee's obligations and liabilities under this Article VI, Section 1, shall survive the expiration of this Lease.
     2. Repairs of Premises. Lessee will keep said Demised Premises free and clear of rubbish and in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will not cause injury to the Building nor its common areas, including, without limitation, the yard, parking areas, roof, gutters, and downspouts. Lessee shall, at Lessee's sole cost and expense, maintain, repair, and make replacements to the lighting, plumbing, heating, air conditioning, ventilating, and other equipment and systems within and serving, or exclusively serving, the Demised Premises. Lessee shall, at its expense, periodically service and maintain the heating, ventilating, and air conditioning equipment and change furnace filters on a periodic basis in accordance with factory recommendations; and, pursuant hereto, shall provide Lessor with copies of all service contracts, which shall include maintenance/repair specifications approved by Lessor. Lessee agrees that, except for repairs required to comply with its obligations under this Lease (in which case Lessee shall obtain Lessor's written approval or such other approval as may be reasonable under the circumstances), it shall not place any equipment or materials of any kind on the roof of the Building, or go upon or permit anyone whomsoever, including its employees, agents, or contractors, to go upon, stand or walk on the roof. Lessor shall assume the maintenance of the parking area and roads on the property, and remove snow and ice from any common driveways, with the cost thereof being included in the CAM charges referred to in Article III,
Section 5. Lessor, at its expense, shall maintain the structural parts of the Building and the roof, except for repairs required to be made due to negligence of Lessee, which shall be paid for by Lessee. Lessee agrees not to place any equipment or materials of any kind on the roof of the Building and shall not go upon or permit anyone whomsoever, including its employees, agents, or contractors, to go upon the roof, stand, or walk on the roof without the prior written approval of Lessor.
     3. Signage. Lessee shall not place any sign or signs upon any building of which the Demised Premises forms a part. Lessor reserves all rights to, in its sole discretion, install, erect, construct, or otherwise provide; alter; and remove any and all signage, currently or hereafter existing, and to grant to others the right to be identified on such signage. In the event that Lessor adopts building standard tenant identification signage criteria generally applicable to the tenants of the Building, Lessee shall, within ten (10) days of Lessor's request, at Lessee's sole cost and expense, remove the signage of Lessee that is on the Building as of the Effective Date.
     4. Remodeling. Lessee may, at its cost and expense, do any work of nonstructural remodeling and alteration in the Demised Premises so long as such work does not affect any Building mechanical, plumbing, electrical, fire, sprinkler, security or life-safety system; provided that, with respect to any such remodeling or alterations which costs in excess of $50,000, Lessee shall first secure the written consent of Lessor, which shall not be unreasonably withheld, before undertaking such work. If Lessor shall so require, Lessee shall give security satisfactory to Lessor assuring the completion of all work performed by Lessee free of liens, or the possibility thereof, within such time as may be agreed upon between Lessor and Lessee. Prior to the commencement of any work, Lessee shall furnish Lessor with evidence of workers' compensation and commercial general liability insurance.

     All work requiring Lessor's consent shall be performed in accordance with
(i) detailed plans and drawings submitted to and approved by Lessor prior to the commencement of any work by Lessee, (ii) all applicable provisions of this Lease, and (iii) such additional conditions and requirements as Lessor may reasonably require. All work performed by Lessee, whether or not Lessor's consent is required in connection therewith, shall be performed and completed in a good and workmanlike manner, lien free, in accordance with all applicable federal, state, and local laws, ordinances, building codes, rules and regulations, and the requirements of fire rating organizations and underwriters, as well as the provisions of this Lease. Lessee shall provide Lessor with as-built drawings for all work performed by Lessee for which Lessor's consent is required.
     If Lessee makes any improvements or remodels the Demised Premises, such improvements or remodeling shall become a part of the freehold upon termination of this Lease unless Lessee removes such improvements or remodeling prior to expiration or sooner termination of the Lease. If Lessee does remove such improvements or remodeling, it shall restore the Demised Premises to substantially the same condition in which the Demised Premises were prior to the making of such improvements or remodeling, reasonable wear and tear excepted.
     5. Failure to Repair. Lessee will permit Lessor and its agents to enter the Demised Premises at all reasonable times to examine the condition thereof. In the event, upon the inspection of the Demised Premises, Lessor determines that Lessee has failed to make any repairs required of Lessee by the terms of this Lease and gives notice of such failure to Lessee, and Lessee thereupon fails and neglects, within a reasonable time thereafter, to make any such necessary and reasonable repairs, Lessor, in addition to its other remedies, may cause such necessary and reasonable repairs to be made at the expense of Lessee. Such payments made by Lessor are hereby agreed and declared to be so much additional rent and shall be due and payable with the next installment of rent due thereafter under this Lease.
     6. Surrender of Premises. Lessee will deliver up and surrender to Lessor possession of the Demised Premises upon the expiration of this Lease or its termination in any way, in as good condition and repair as the same shall be at the commencement of said term (loss by any casualty covered by insurance, fire, defaults inherent in construction not performed by Lessee, ordinary wear and decay, and any repairs which Lessor is made responsible for by this Lease, only excepted) and deliver the keys at the office of Lessor or Lessor's agent.

     Except as may otherwise expressly be requested by Lessor in writing, Lessee shall, on or before the expiration or earlier termination of this Lease or vacation of the Demised Premises, at its sole cost and expense, properly and in accordance with all applicable statutes, ordinances, rules, orders, regulations, and requirements of the federal, state, county, and municipal governments, and any and all of their divisions, departments, and bureaus, and without causing injury or damage to the Demised Premises or the Building, remove, close, and/or cleanup, as may be appropriate, all trade fixtures; mezzanines; raised floors; processed water cooling towers and chillers; chemical processing equipment and piping; sump pumps; storage tanks; waste treatment facilities; below grade sumps; containment dikes; specialized electrical services and distribution; all other machinery, equipment, components, systems, and improvements used in or associated with Lessee's manufacturing operations; and all potentially contaminated or hazardous improvements, surfaces, piping, and materials so as to restore the Demised Premises to normal, generally usable, clean, and safe warehouse condition. Lessee shall be solely responsible for any damage caused to the Demised Premises or the Building by said removal, closure, and cleanup and shall immediately repair such damage, or at Lessee's option, remit to Lessor the cost of repairing said damage. With respect to sumps and containment dikes, Lessee shall remove all concrete and other material comprising sumps and containment dikes. Lessee shall collect a minimum of two soil samples from each sump and containment dike to demonstrate that there are no Hazardous Substances, including, but not limited to VAP-regulated metals, hexavalent chromium, and tin, as appropriate based on the history of each sump, present on Lessor's property. All sample analyses must be performed by an independent Ohio-certified laboratory. If a release is documented, Lessee must respond to the release in accordance with Article VI(1)(b) of this Lease. Following any soil removal required pursuant to this Lease, Lessee shall emplace compacted backfill in the sump and/or containment dike void and finish the floor area with concrete to match the adjacent concrete. All workmanship related to the investigation, remediation, and concrete replacement shall be in accordance with accepted industry practices. Prior to performing any work pursuant to this Article VI,
Section 6, Lessee shall submit to Lessor for review and approval detailed plans and specifications for the work to be performed, together with such additional documentation as Lessor may reasonably require. Lessor shall have the right to require reasonable modifications of the plans and specifications submitted by Lessee.

     Lessee hereby agrees to indemnify, defend (if requested by, and by counsel acceptable to, Lessor), and hold harmless Lessor from and against any and all claims, liabilities, losses, actions, fines, penalties, costs, damages, and expenses (including attorneys' and other professionals' fees) arising out of or in connection with such removal, cleanup, or closure.
     The provisions of this Article VI, Section 6, shall survive the expiration or sooner termination of this Lease.
     7. Access to Premises. Lessor or its agents shall have free access to the Demised Premises at all reasonable times, for the purpose of (i) making such inspections (including, without limitation, environmental regulatory compliance inspections), repairs, alterations, improvements, or additions of or to the Demised Premises or the Building as Lessor may deem necessary or desirable, (ii) to exhibit the Demised Premises to others, (iii) for any purpose whatsoever related to the safety, preservation, or improvement of the Demised Premises or the Building, or of Lessor's interest in any of the aforesaid, and (iv) during the last twelve (12) months of the term of this Lease, for the purpose of putting up the usual notice "For Rent" or "For Sale" signs, which notice shall not be removed, obliterated or hidden by Lessee.
     8. Liability for Damage. Lessor shall not be liable for any damage occasioned by or from plumbing, gas, water, steam, or other pipes; sewage; or the bursting, leaking, or running of any cistern, tank, washstand, water closet, or the waste pipe in, above, upon, or about the Demised Premises, nor for damage occasioned by water, snow, or ice being upon or coming through the roof, skylight, trapdoor, or otherwise.
     9. Liability Insurance. At all times during the term of this Lease, Lessee shall, at Lessee's own expense, keep in full force and effect commercial general liability insurance in companies acceptable to Lessor, with minimum limits of Ten Million Dollars ($10,000,000) combined single limit bodily injury and property damage. Lessee shall deposit a copy of such policy of insurance, or a certificate thereof, with Lessor. Lessee shall name Lessor as an additional insured on said policy.
     All liability insurance and the renewals or replacements thereof required shall be placed with responsible insurance companies selected by Lessee, reasonably approved by Lessor, and authorized to do business in the State of Ohio.

     Prior to the expiration or cancellation of any such policies of insurance required hereunder, Lessee shall deposit with Lessor a copy of, or a certificate evidencing, a new policy to replace the policy so expiring. If Lessee shall at any time neglect to keep in force such policies, Lessor may, at its election, procure or renew such insurance and the amount so paid by Lessor, including reasonable expenses, shall be payable by Lessee to Lessor on the next rental payment date. Any memorandum certificate of insurance furnished on behalf of Lessee shall stipulate that in the event of non-renewal or cancellation of any such policy or policies, thirty (30) days' prior written notice of such renewal or cancellation will be given to Lessor.
     Lessee shall indemnify, defend (if requested by, and by counsel acceptable to, Lessor) and save harmless Lessor from and against any and all losses, costs, damages, claims, actions, liabilities, fines, penalties, and expenses, including attorneys' and other professionals' fees, of any nature whatsoever arising out of or connected with the use or occupancy of the Demised Premises by Lessee; the materials or things maintained, kept, or sold by Lessee, its agents, employees, and contractors, in or on the Demised Premises, the approaches thereto, and the common areas thereof; or arising or alleged to have arisen out of the conduct of Lessee's business or the acts or omissions of Lessee's officers, agents, employees or contractors. The foregoing indemnification shall survive the expiration or sooner termination of this Lease.
     Lessor shall indemnify, defend (if requested by, and by counsel acceptable to, Lessee), and save harmless Lessee from and against any and all losses, costs, damages, claims, actions, liabilities, fines, penalties, and expenses, including attorneys' and other professionals' fees, of any nature whatsoever arising out of or connected with the acts or omissions of Lessor in breach of its obligations under this Lease, including, but not limited to, its obligation to maintain the parking areas and common areas. The foregoing indemnification shall survive the expiration or sooner termination of this Lease.
     10. Fire and Extended Coverage Insurance. Lessor shall, at its own expense, obtain and maintain during the term of this Lease, insurance providing all-risk Causes of Loss Coverage on all buildings presently or hereafter erected on the property of which the Demised Premises forms a part, in an amount not less than ninety percent (90%) of their insurable value, naming Lessor as sole named insured, with a loss payable endorsement to Lessor's mortgagee as its interest may appear. The cost of such insurance shall be included in real estate taxes and insurance referred to in Article III, Section 4.

     Lessee shall, at its own cost and expense, keep in full force and effect adequate insurance against fire and such other risks as are included in extended coverage and vandalism insurance policies insuring (1) Lessee's chattels located on or within the Demised Premises and (2) alterations, decorations, and improvements (whether or not constituting a part of the Demised Premises) made by Lessee. Lessee shall furnish Lessor a certificate evidencing such coverage. In addition, each such policy shall provide an agreement by the insurer that (i) with respect to alterations, decorations, and improvements, the proceeds thereof shall be made payable jointly to Lessor and Lessee, as their respective interests may appear, and (ii) the policy will not be cancelled or modified to reduce coverage as to risk, amount, or named insured without at least thirty
(30) days' prior written notice to Lessee and all other named or additional insureds.
     11. Waiver of Subrogation. Lessor and Lessee hereby release each other from any and all liability or responsibility to the other, or anyone claiming through or under them by way of subrogation or otherwise, for any loss or damage to property caused by fire or other casualty included in extended coverage, even if such fire and casualty shall have been caused by negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall apply only to the extent of the insurance proceeds realized, or which would have been realized had such insurance as required in this Article VI been in effect, and only with respect to such loss or damage occurring during the time the releaser's policies shall contain a clause or endorsement to the effect that such release shall not impair such coverage or prejudice the right of the releaser to recover thereunder. Lessor and Lessee each agree that each of their respective policies for such coverage will include such a clause or endorsement so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, provided the other party shall pay such extra cost. If extra cost shall be chargeable therefor, each party, at its election, may pay the same, but shall not be obligated to do so if such party provides notice to the other of the amount of the extra cost.

                                   ARTICLE VII
                                   -----------
                        COVENANTS ON BEHALF OF THE LESSOR
                        ---------------------------------

     l. Title of Lessor. Lessor hereby warrants that at the date of the delivery of this Lease it has a good right, full power, and lawful authority to make this Lease, and that said property is free and clear of all encumbrances, of all persons claiming by, through or under it, except (i) current taxes and assessments, (ii) restrictions, reservations, and conditions of record, if any, and (iii) the zoning ordinances of the City of Eastlake, Ohio.

     2. Quiet Enjoyment. Lessor covenants that Lessee, upon paying the rent and performing the covenants hereof on its part to be performed, shall and may peaceably and quietly have, hold, and enjoy the Demised Premises, together with the appurtenances, privileges, and rights thereunto appertaining or belonging, throughout the term hereof as to all persons claiming by, through, or under it.

                                  ARTICLE VIII
                                  ------------
                     MISCELLANEOUS COVENANTS AND AGREEMENTS
                     --------------------------------------

     l. Assignment of Lease. Lessee covenants and agrees that it will not assign this Lease or sublet the Demised Premises, or any part thereof, without first securing the written consent of Lessor thereto, which consent will not be unreasonably withheld provided that; (i) the credit, financial responsibility, character, and business or professional standing of the proposed tenant are acceptable to Lessor; (ii) the nature of the proposed occupancy is consistent with the terms of this Lease; and (iii) the proposed tenant's use and business are not inconsistent with the use or business of any other tenant of the Building. Notwithstanding any assignment made with the consent of Lessor, Lessee shall not be discharged of any obligation or liability under this Lease. In the event of any assignment, the Demised Premises shall continue to be used for the purposes set forth in this Lease and shall otherwise remain compatible with the uses of other tenants in the Building. Nothing herein shall be construed to require the consent of Lessor to the assignment or transfer of this Lease, whether by operation of law or otherwise, (i) to any successor in interest, whether through merger, acquisition, or purchase of all or substantially all of the business of Lessee for which the Demised Premises are utilized or (ii) to Lessee's wholly-owned subsidiary or its parent corporation, or to any person or corporation owning a controlling interest in Lessee; provided that Lessor shall not be required to pursue or exhaust any right or remedy against such wholly-owned subsidiary, parent, or person or corporation owning a controlling interest in Lessee prior to pursuing any right or remedy against Lessee.

     2. Notices. All such notices that may be proper or necessary to be served hereunder shall be effectively served if sent by certified mail, postage prepaid, return receipt requested. All such notices addressed to Lessor shall be sent to 6200 Rockside Woods Boulevard, Suite 105, Independence, Ohio 44l3l, or to such other place as Lessor shall, by written notice to Lessee, hereafter designate for the purpose, with a copy sent to Dalad Group, 6200 Rockside Woods Boulevard, Independence, Ohio 44131, Attention: Debbie L. Moss, Esq.; and all notices to Lessee shall be sent to the Demised Premises or to such other place as Lessee shall, by written notice to Lessor, hereafter designate for such purpose, with one copy, each, sent to Innovex Inc., 5540 Pioneer Creek Drive, Maple Plain, MN 55359-9003, Attention: Doug Keller, and Lindquist & Vennum PLLP, 4200 IDS Center, 80 S. 8th Street, Minneapolis, MN 55402, Attention: Laura L. Krenz, Esq. All payments of rent or other sum required to be paid by Lessee to Lessor, and all statements or other information required to be furnished by Lessee to Lessor, shall be payable at or forwarded to the address of Lessor for purposes of notice, as herein provided.
     3. Waiver of Defaults. It is hereby understood and agreed that a waiver by Lessor of any one or more defaults on the part of Lessee hereunder shall not be construed to operate as a waiver of any future default which may be made by Lessee or its assigns, either in the same covenant and condition or any other covenants and conditions in this Lease.
     4. Damage or Destruction of Premises. If, at any time during the term hereof, the Building and improvements on the Demised Premises shall be damaged or destroyed by fire or other casualty, Lessor shall repair the same with all reasonable speed, subject to delays beyond Lessor's reasonable control; provided, however, that if such damage or destruction shall represent more than fifty percent (50%) of the value of said Building and improvements, then either party shall have the right and option to terminate this Lease by giving to the other party written notice of such election within thirty (30) days after the happening of such damage or destruction. Should neither Lessor nor Lessee elect to terminate this Lease in accordance with the foregoing, then, and in that event, Lessor agrees to rebuild and replace such partly destroyed property as soon as the same can reasonably be done. If Lessor shall fail to repair or restore the same to substantially the same condition in which they were immediately prior to the happening of such damage or destruction within one hundred eighty (180) days after the happening of such damage or destruction, then either party shall have the right and option to terminate this Lease by giving written notice of such election to the other party within ten (l0) days after the expiration of said one hundred eighty (180) day period.

     During such period of damage or destruction, Lessee shall be entitled to an abatement in rent in proportion to the part of the Building and improvements that remains unfit for occupancy, but only to the extent of the proceeds of rent loss insurance actually received by Lessor, and any rent theretofore paid in advance shall be prorated in proportion to the time during the month that said Demised Premises were so damaged or destroyed.
     5. Eminent Domain. It is understood and agreed that if the Demised Premises or any part thereof, or right therein, shall be taken by condemnation or appropriation proceeding, or by any right of eminent domain, or by any compromise and/or settlement prior to or during such pending proceedings, Lessee shall not be entitled to participate in any award of damages or compensation for the taking of such premises or right, and Lessor shall receive the entire amount thereby becoming available without deducting the amount of the value of any estate or interest of Lessee; and Lessor shall not be accountable to, or obligated to pay Lessee any part thereof; provided, however, that Lessee shall have the right, to the extent the same does not reduce Lessor's award of compensation and damages, to bring a separate action against the condemning authority (but not against Lessor) for the recovery of Lessee's moving expenses, displacement expenses, loss of business, and damage to Lessee's movable fixtures. However, in the event the space or area occupied by Lessee is substantially reduced as a result of any of the foregoing, and the business conducted by Lessee substantially diminishes as a result thereof, then this Lease and all obligations arising hereunder shall become void after possession of such property has been taken for public use.
     6. Subordination of Lease. Lessee covenants that this Lease shall not be a lien against the Demised Premises or any part thereof, in respect to any mortgages which may now or hereafter be a lien against said Demised Premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording of said Lease and said mortgage or mortgages. Lessee agrees to, within five (5) days of receipt thereof, execute, acknowledge, and deliver any such instrument, without cost to Lessor, which may be deemed necessary or desirable to further effect the subordination of this Lease to any such mortgage or mortgages; provided that such instrument states that so long as Lessee performs, when due, all of the obligations imposed upon Lessee under this Lease, its tenancy will not be disturbed as a result of any default by Lessor under such mortgage. The failure of Lessee to execute such instrument within five (5) days after requested shall entitle Lessor to act as attorney-in-fact for Lessee in the execution of such instrument.

     7. Holdover. Should Lessee remain in possession of said Demised Premises after the date of the expiration of the term of this Lease, with or without the consent of Lessor, then, unless a new agreement in writing shall have been entered into between the parties hereto, Lessee shall be a tenant from month to month, and such tenancy shall be otherwise subject to all the covenants and conditions of this Lease, except that the rent shall be at double the monthly rent set forth in Article III of this Lease. If the Demised Premises are not surrendered at the end of the Lease term, Lessee shall indemnify and hold harmless Lessor against and from any loss or liability resulting therefrom, including any claims made by any succeeding tenant founded upon such delay.
     8. Abandonment. In case the Demised Premises shall be deserted or vacated and remain deserted or vacated for a period of ten (l0) days, Lessor shall have the right to enter the same as agent of Lessee, either by force or otherwise, without being liable to any prosecution therefor, and to re-let the same as the agent of Lessee and to receive the rent of the Demised Premises and to apply the same to the payment of the rent due under this Lease, holding Lessee liable for any deficiency.
     Further, in the event the Demised Premises are vandalized during the period they have been deserted or vacated by Lessee, it shall be Lessee's responsibility to immediately pay to Lessor the cost of repairing said vandalism. In the event the Demised Premises are damaged or destroyed by fire or any casualty during the period they have been deserted or vacated by Lessee, Lessee hereby waives its right and option to terminate this Lease as provided for in Article VIII, Paragraph 4.
     9. Modifications in Writing. Lessee acknowledges and agrees that it has not relied upon any statements, representations, agreements, or warranties except such as are expressed herein, and that no amendment or modification of this Lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this Lease.
     10. Enforceability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the term of this Lease, the remainder of this Lease shall not be affected thereby.

     11. Accord and Satisfaction. The receipt of rent by Lessor at any time after rent is due under this Lease shall not be construed as a waiver of such default. The receipt by Lessor of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Lessee's check or any letter accompanying Lessee's check be deemed an accord and satisfaction, and Lessor may accept such payment without prejudice to Lessor's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. Checks delivered in payment of rent shall not constitute payment until paid by the drawee. The covenant of Lessee to pay rent hereunder shall be independent of any other covenant contained in this Lease.
     12. Transfer of Lessor's Interest. If Lessor should sell or otherwise transfer Lessor's interest in the Demised Premises, Lessee agrees that Lessor shall thereafter have no liability to Lessee under this Lease or any modification, amendment, or extension hereof, provided such assignee, other than Lessor's lender or a successor or assignee of such lender, assumes all of Lessor's obligations under this Lease. Lessor shall be liable under this Lease only while the owner of the Demised Premises.

     13. Broker. Lessee warrants and represents to Lessor, and Lessor represents and warrants to Lessee, that, other than Dalad Realty Company, acting on behalf of Lessor, and CB Richard Ellis, acting on behalf of Lessee, (collectively, "Brokers"), no broker negotiated or was instrumental in negotiating or consummating this Lease. All fees and commissions, if any, that may become due to Brokers by reason of this Lease have been included within the fees and commissions payable to Brokers in connection with the acquisition of the property of which the Building forms a part by Lessor from Lessee and no additional fees or commissions shall be due Brokers, or either of them, in connection with this Lease. Lessor and Lessee each agree to indemnify and hold the other harmless from all damages, liabilities, and expenses, including, without limitation, expenses and reasonable attorneys' fees, arising from any claims or demands of any broker or finder for any commission or fee alleged to be due based upon the conduct or action of said indemnifying party.

     14. Storage of Rubbish. Lessee, at Lessee's expense, shall keep any garbage, trash, rubbish, or refuse in rodent-proof containers within the interior of the Demised Premises until removed; have such garbage, trash, rubbish, and refuse removed on a regular basis, but no less frequently than once per week; keep all mechanical apparatus free of vibration and noise that may be transmitted beyond the Demised Premises; keep any vestibules or entries to the Demised Premises and the sidewalks, driveways, parking areas, and other common areas adjacent to the Demised Premises free of Lessee's trash, refuse, and other articles; not permit accumulations of Lessee's garbage, trash, refuse, or rubbish within or without the Demised Premises; not cause or permit objectionable odors to emanate or be dispelled from the Demised Premises.

ARTICLE IX
----------
                                    DEFAULTS
                                    --------

     l. Remedies of Lessor. In the event that the rent or any other amount of money herein agreed to be paid by Lessee shall remain unpaid for a period of ten
(l0) days after Lessee's receipt of written notice from Lessor that the same is or was due, or in the event Lessee shall at any time be in default in the observance or performance of any of the other covenants, agreements, terms, provisions, and conditions assumed or imposed on it hereunder for a period of forty-five (45) days after notice to Lessee of such default, then Lessor shall be entitled, at its election, to exercise concurrently or successively, any one or more of the following rights and remedies:

     (a) To pay any sum required to be paid by Lessee under the terms of this Lease to other than Lessor and to perform any obligation required to be performed by Lessee under the terms of this Lease for the account of Lessee, and the amount paid by Lessor, with interest thereon at the rate of one and one-half percent (l-l/2%) per month, and all expenses connected therewith shall be repaid by Lessee to Lessor on demand. For this purpose, any receipt of the party to whom said payment shall have been made shall be conclusive evidence against Lessee that the amount of such payment was made.

     (b) To charge Lessee interest at the rate of one and one-half percent (l-l/2%) per month on rent remaining unpaid for a period in excess of ten (l0) days after it is due.

     (c) To enjoin any breach or threatened breach by Lessee of any covenant, agreement, term, provision, and condition hereof.

     (d) To bring suit for the collection of the rents or other amounts which may be in default, and to have a receiver appointed to receive and collect all rents and amounts due without entering into possession or terminating or avoiding this Lease.

     (e) To re-enter the Demised Premises, by summary proceedings or otherwise, and take possession thereof without thereby terminating this Lease, and thereupon Lessor may expel all persons and remove all property therefrom either peaceably or by force, without becoming liable to prosecution therefor, and re-let the Demised Premises, making reasonable efforts therefor, for such period and upon such terms according to Lessor's sole discretion and receive the rent therefrom, applying the same first to the payment of the reasonable expenses of such re-entry and the cost of such re-letting and then to the payment of the rent accruing hereunder, the balance, if any, to be paid to Lessee, who, whether or not the Demised Premises are re-let, shall remain liable for any deficiency which may be recovered by Lessor, periodically, upon the successive days upon which the fixed rent hereunder is payable.

          It is agreed that the commencement and prosecution of any action by Lessor in forcible entry and detainer, ejectment, or otherwise, or the appointment of a receiver or any execution of any decree obtained in any action to recover possession of the Demised Premises or any re-entry, shall not be construed as an election to terminate this Lease unless this Lease be expressly terminated, and any such re-entry or entry by Lessor, whether had or taken under summary proceedings or otherwise, shall not be deemed to have absolved or discharged Lessee from any of its obligations and liabilities for the remainder of the term of this Lease.

     (f) To terminate this Lease, re-enter the Demised Premises and property and take possession thereof, wholly discharged from this Lease.

          In the event Lessor shall elect to terminate this Lease, as aforesaid, all rights and obligations of Lessee shall cease and terminate except that Lessor shall have and retain full right to sue for and collect all rents and other amounts for the payment of which Lessee shall then be in default, including damages to Lessor by reason of such breach, which shall have accrued up to the time of Lessor's re-entry and Lessee shall surrender and deliver up to Lessor the Demised Premises together with all improvements and additions thereto, and upon any default by Lessee in so doing, Lessor shall have the right to recover possession by summary proceedings or otherwise, and to obtain and receive any other ancillary relief in such action and again to have and enjoy said Demised Premises fully and completely as if this Lease had never been made.

     (g) Lessor may, in addition to the sums due Lessor pursuant to the preceding paragraphs, but in lieu of the rent to be paid as it accrues for the unexpired portion of the term of this Lease, elect to recover from Lessee, and Lessee agrees to pay as liquidated damages, an amount equal to the difference between the rent reserved for the unexpired portion of the term of this Lease and the then fair rental value of the Demised Premises for the same period, discounted to the date of termination at the rate of three percent (3%). The rent reserved upon any reletting of the Demised Premises shall be deemed prima facie to be the fair rental value for the term of such reletting.

     2. Right to Terminate. Lessee further agrees that if at any time the leasehold estate created hereby shall be taken in execution or seized by other process of law, or if Lessee shall be declared bankrupt or insolvent, or if any receiver be appointed for the business and property of Lessee, and said receivership is not dissolved within thirty (30) days, or if any assignment be made for the benefit of creditors, or any petition or application for the reorganization of Lessee be filed, thereupon, on the occurrence of any such event, Lessor with or without exercising any right of re-entry or taking other action shall have the right and option to forthwith terminate this Lease.

     3. Remedies Cumulative. The rights and remedies granted Lessor herein, and any other rights and remedies which Lessor may have, either at law or in equity, are cumulative and not exclusive of the other, and the fact that Lessor may have brought suit and recovered judgment for rent or other sums or for damages, or that Lessor may have re-entered without termination shall not impair Lessor's right thereafter to terminate this Lease nor Lessor's right to exercise any other remedy or remedies herein granted or available to it at law or in equity. Failure to exercise any right or remedy, whether expressly granted herein or available to Lessor at law or in equity, upon default by Lessee, shall not be construed as a waiver of the right to exercise the same upon any succeeding default.

                                    ARTICLE X
                                    ---------
                                  GOVERNING LAW
                                  -------------

     This Lease is to be performed in the State of Ohio and shall be construed and enforced in accordance with the laws of the State of Ohio, without regard to conflicts of law principles.

                                   ARTICLE XI
                                   ----------
                             AUTHORITY TO SIGN LEASE
                             -----------------------

     If Lessee be a corporation, partnership (general or limited), or limited liability company, each person(s) signing this Lease as an officer, partner, or member represents to Lessor that such person(s) is authorized to execute this Lease without the necessity of obtaining any other signatures of any other officer, partner, or member and that this Lease is fully binding on Lessee.

                                   ARTICLE XII
                                   -----------
                                   DEFINITIONS
                                   -----------

     When used in this Lease, unless otherwise distinctly expressed or manifestly incompatible with the intent thereof, the term "Lessor" shall be construed to include the successors and assigns of Lessor and the agreements herein shall be binding upon and inure to their benefit, and the term "Lessee" shall be construed to include the permitted successors and assigns of Lessee, and the agreement herein shall be binding upon and inure to their benefit.

     The captions of this Lease are for convenience only and do not in any way limit or amplify the terms and provisions of this Lease.

                                  ARTICLE XIII
                                  ------------
                                 OPTION TO RENEW
                                 ---------------

     Lessee shall have the right and option to renew this Lease for one (1) additional term of five (5) years, commencing immediately upon the expiration of the initial term of this Lease. The aforesaid option to renew the term of this Lease shall be exercisable by Lessee provided that:
     (1) Lessee is not in default in the performance of its obligations under the terms of this Lease at the time of exercising the option;
     (2) Lessee has duly and punctually fulfilled all of the provisions, agreements, covenants, and conditions of this Lease during the initial term; and
     (3) Lessee gives notice of such renewal in writing to Lessor at the place and in the manner provided in this Lease for the sending of notices at least nine (9) months before the end of the initial term. Lessee acknowledges that it is Lessee's sole obligation to determine the expiration of the time period within which to send the notice of renewal required hereby and that time is of the essence in the delivery of such notice. Lessee acknowledges, and hereby expressly waives, any right that Lessee may have to assert any claim that the failure to exercise this option in a timely fashion was the result of accident, surprise, honest mistake, omission, clerical error, negligence, or any other action or inaction on the part of Lessee. Lessee further acknowledges that if Lessor does not receive a notice of renewal within the time period specified herein, Lessor may take action to relet the demised premises and obtain additional tenant(s) therefor.
     All of the terms, covenants and conditions of this Lease shall apply during the renewal terms except that:

     (a) The annual Base Rent payable during the renewal term shall be calculated at the then current market rental rate for office/warehouse space in the greater Cleveland metropolitan area, but in no event shall the monthly installments of Base Rent payable during the renewal term be less than the monthly installments of Base Rent payable with respect to the last month of the initial term.

     (b) Upon any subletting or assignment of this Lease, the option herein provided for shall automatically terminate.

                                   ARTICLE XIV
                                   -----------
                          LESSEE'S OPTION TO TERMINATE
                          ----------------------------

     Lessee shall have the option to terminate this Lease upon the following conditions:
     (1) Lessee is not in default in the performance of its obligations under the terms of this Lease at the time of exercising the option;
     (2) Lessee has duly and punctually fulfilled all of the provisions, agreements, covenants, and conditions of this Lease during the initial term;
     (3) During the first thirty-six (36) full calendar month period following the Commencement Date, Lessee delivers to Lessor at least six (6) full calendar months' advance written notice exercising the within right of termination and specifying the date of termination.
     (4) Prior to the specified date of termination, Lessee pays to Lessor, in addition to the payment, when due, of all rent and other charges due through the termination date, an amount equal to the Base Rent that would have been payable pursuant to the terms of the Lease for the remainder of the term.
     (5) Lessee vacates and surrenders the Demised Premises to Lessor in accordance with the terms of this Lease on or before the specified date of termination.

                                   ARTICLE XV
                                   ----------
                          LESSOR'S OPTION TO TERMINATE
                          ----------------------------

     Lessor shall have the option to terminate this Lease with respect to the 1,860 square feet of space identified as the Innovex Recapture Space at any time during the first full 36 calendar month period following the Commencement Date by delivering to Lessee at least sixty (60) days' advance written notice of termination. Lessee shall, on or before the termination date specified in Lessor's notice, deliver up and surrender the Innovex Recapture Space to Lessor in accordance with the provisions of Article VI, Section 6. In the event that Lessor exercises such right of termination, effective as of the later of (i) the date immediately following the date of termination specified in Lessor's notice and (ii) the date immediately following the date Lessee vacates and surrenders the Innovex Recapture Space to Lessor in accordance with the terms of this

Lease, including without limitation the provisions of Article VI, Section 6, the Demised Premises shall contain 51,420 square feet, the Base Rent shall be as specified in subparagraph (ii) of Article III, and Lessee's proportionate share shall be 49.4%. Notwithstanding anything that may be construed herein to the contrary, Lessee's rights with respect to the Innovex Recapture Space shall terminate on the date specified in Lessor's notice.

     IN WITNESS WHEREOF, Lessor and Lessee have hereunto set their hands the day and year first above written.


                                     CURTIS INVESTORS LTD._______


                                     By: ____________________________
                                             Neil D. Viny



                                     INNOVEX INC.



                                     By: ____________________________


Attachments:  Acknowledgments
              Exhibit A

STATE OF OHIO         )
                      )SS:
COUNTY OF CUYAHOGA    )

     BEFORE ME, the subscriber, a Notary Public in and for said County and State, personally appeared the above-named Neil D. Viny of CURTIS INVESTORS LTD., who acknowledged that he did hereunto subscribe his name to the foregoing instrument, and that the same is his free act and deed and the free act and deed of said limited liability company.
     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal, at Independence, Ohio, this day of ___________________, 2005.

                                     ____________________________
                                     Notary Public


STATE OF OHIO           )
                        )SS:
COUNTY OF CUYAHOGA      )

     BEFORE ME, the subscriber, a Notary Public in and for said County and State, personally appeared the above _______________________ and ____________________________, known to me to be the ___________________ and
_____________________, respectively, of INNOVEX INC., and acknowledged that they as such officers did hereunto subscribe the corporate name of said company, and that the same is their free act and deed and the free act and deed of said company.
     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal, at , , this day of , 2005.

                                     ____________________________
                                     Notary Public








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